UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

SOUTHERN UNION COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 24, 2013, Southern Union Company (the “Company”), following receipt of the requisite consent of the holders of its 7.60% Senior Notes due 2024, 8.25% Senior Notes due 2029 and Floating Rate Junior Subordinated Notes due 2066, entered into (i) a supplemental indenture, dated as of June 24, 2013 (“Supplemental Indenture No. 3”), with The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”), to the indenture dated as of January 31, 1994 (the “Senior Base Indenture”), as supplemented by an officers’ certificate of the Company dated as of January 31, 1994 (the Senior Base Indenture together with such officers’ certificate, the “2024 Indenture”); (ii) a supplemental indenture, dated as of June 24, 2013 (“Supplemental Indenture No. 4”), with the Trustee, to the Senior Base Indenture, as supplemented by an officers’ certificate of the Company dated as of November 3, 1999 (the Senior Base Indenture together with such officers’ certificate, the “2029 Indenture”); and (iii) a supplemental indenture, dated as of June 24, 2013 (the “Third Supplemental Indenture” and, together with Supplemental Indenture No. 3 and Supplemental Indenture No. 4, the “Supplemental Indentures”) with the Trustee, to the indenture dated as of May 10, 1995 (the “Junior Base Indenture”), as supplemented by the second supplemental indenture dated as of October 23, 2006 (together with the Junior Base Indenture, the “Junior Subordinated Indenture”). The Supplemental Indentures give effect to certain proposed amendments to each of the 2024 Indenture, the 2029 Indenture and the Junior Subordinated Indenture, which, among other things, remove substantially all of the restrictive covenants and certain events of default and modify certain other provisions.

Item 3.03. Material Modification to Rights of Security Holders

The information required by Item 3.03 relating to the rights of holders of the Notes is contained in Item 1.01 above and is incorporated herein by reference. The descriptions set forth above in Item 1.01 and this Item 3.03 are qualified in their entirety by Supplemental Indenture No. 3, Supplemental Indenture No. 4 and the Third Supplemental Indenture, copies of which are filed as exhibits to this report and are incorporated by reference herein.

Item 8.01. Other Events

On June 20, 2013, Energy Transfer Partners, L.P. (“ETP”), the entity which owns 100% of ETP Holdco Corporation, which indirectly owns 100% of the equity interests of the Company, issued a press release announcing the expiration and final results of its exchange offers and the solicitation of consents (the “Consent Solicitations”) made on behalf of the Company by ETP. A copy of the press release issued by ETP is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

4.1	Supplemental Indenture No. 3, dated June 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.2	Supplemental Indenture No. 4, dated June 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.3	Third Supplemental Indenture, dated June 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.4	Senior Debt Securities Indenture between Southern Union and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company N.A., as Trustee (Filed as Exhibit 4.1 to Southern Union’s Current Report on Form 8-K dated February 15, 1994 and incorporated herein by reference.)

4.5	Subordinated Debt Securities Indenture between Southern Union and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A., as Trustee (Filed as Exhibit 4-G to Southern Union’s Registration Statement on Form S-3 (No. 33-58297) and incorporated herein by reference.)

99.1	Energy Transfer Partners, L.P. Press Release, dated June 20, 2013, announcing the final results for the exchange offers and consent solicitations relating to Notes issued by Southern Union Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY (Registrant)

Date: June 25, 2013	By:	/s/ Robert M. Kerrigan
Robert M. Kerrigan
Vice President and Secretary

Exhibit Index

Exhibit Number	Description of the Exhibit

4.1	Supplemental Indenture No. 3, dated June 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.2	Supplemental Indenture No. 4, dated June 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.3	Third Supplemental Indenture, dated June 24, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

4.4	Senior Debt Securities Indenture between Southern Union and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company N.A., as Trustee (Filed as Exhibit 4.1 to Southern Union’s Current Report on Form 8-K dated February 15, 1994 and incorporated herein by reference.)

4.5	Subordinated Debt Securities Indenture between Southern Union and The Chase Manhattan Bank (National Association), which changed its name to JP Morgan Chase Bank and then to JP Morgan Chase Bank, N.A., which was then succeeded to by The Bank of New York Trust Company, N.A., which changed its name to The Bank of New York Mellon Trust Company, N.A., as Trustee (Filed as Exhibit 4-G to Southern Union’s Registration Statement on Form S-3 (No. 33-58297) and incorporated herein by reference.)

99.1	Energy Transfer Partners, L.P. Press Release, dated June 20, 2013, announcing the final results for the exchange offers and consent solicitations relating to Notes issued by Southern Union Company.